Alliance Growth
Investors Fund
and
Alliance Conservative Investors Fund

Semi-Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                        Investment Products Offered
                        ---------------------------
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder:
This report provides the investment results and market activity for Alliance Growth Investors Fund and Alliance Conservative Investors Fund for the semi-annual reporting period ended October 31, 2002.

Investment Objective and Policies for Alliance Growth Investors Fund
Alliance Growth Investors Fund is an open-end fund that seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk. It pursues this objective through investment in a mix of equity and fixed income securities. Normally, Alliance Growth Investors Fund invests approximately 70% of its total assets in equity securities.

Investment Results for Alliance Growth Investors Fund
During the six- and 12-month periods ended October 31, 2002, Class A shares of Alliance Growth Investors Fund returned -9.42% and -7.99%, respectively. Corresponding returns for the composite benchmark, 70% of the Standard & Poor's (S&P) 500 Stock Index and 30% of the Lehman Brothers (LB) Aggregate Bond Index, were -10.14% and -8.80%, respectively.


   INVESTMENT RESULTS*
   Periods Ended October 31, 2002
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Growth
Investors Fund
  Class A                                                  -9.42%     -7.99%
--------------------------------------------------------------------------------
  Class B                                                  -9.77%     -8.62%
--------------------------------------------------------------------------------
  Class C                                                  -9.76%     -8.70%
--------------------------------------------------------------------------------

S&P 500
Stock Index                                               -17.01%    -15.10%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index                                                  5.90%      5.89%
--------------------------------------------------------------------------------
70/30
Composite:
70% S&P 500 /
30% LB
Aggregate
Bond Index                                                -10.14%     -8.80%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. The 70%/30% composite is a blend


--------------------------------------------------------------------------------
                  Alliance Growth Investors and Conservative Investors Funds o 1 of both the S&P 500 Stock Index and the LB Aggregate Bond Index with a 70%/30% weighting, respectively. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Investors Fund.

   Additional investment results appear on pages 6-9.

During the six-month period ended October 31, 2002, the Alliance Growth Investors Fund outperformed its benchmark by 0.72%. Favorable stock selection within the consumer staples, technology and finance sectors, as well as an underweighting of the relatively weak utilities sector were the leading sources of outperformance. The fixed income portion of the Fund benefited from significant increases in U.S. Treasury prices.

During the 12-month period ended October 31, 2002, the Fund outperformed its benchmark by 0.81%. Favorable stock selection within the health care sector and an underweighting of the relatively weak utilities sector were the primary sources of outperformance.

Investment Objective and Policies for Alliance Conservative Investors Fund Alliance Conservative Investors Fund is an open-end fund that seeks to achieve a high total return without, in the view of Alliance, undue risk to principal. It pursues this objective through investment in a mix of equity and fixed income securities. Normally, Alliance Conservative Investors Fund invests approximately 70% of its total assets in fixed income securities.

Investment Results for Alliance Conservative Investors Fund
During the six- and 12-month periods ended October 31, 2002, Class A shares of Alliance Conservative Investors Fund returned 0.71% and 0.22%, respectively. The corresponding returns for the composite benchmark, 70% of the LB Aggregate Bond Index and 30% of the S&P 500 Stock Index, were -0.98% and -0.41%, respectively.


  INVESTMENT RESULTS*
  Periods Ended October 31, 2002
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance
Conservative
Investors Fund
  Class A                                                   0.71%       0.22%
--------------------------------------------------------------------------------
  Class B                                                   0.42%      -0.52%
--------------------------------------------------------------------------------
  Class C                                                   0.42%      -0.42%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index                                                  5.90%       5.89%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                               -17.01%     -15.10%
--------------------------------------------------------------------------------
70/30
Composite:70%
LB Aggregate
Bond Index /
30% S&P 500                                                 -0.98%     -0.41%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a


--------------------------------------------------------------------------------
2 o Alliance Growth Investors and Conservative Investors Funds shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the
   LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The 70%/30% composite is a blend of both the LB Aggregate Bond Index and the S&P 500 Stock Index with a 70%/30% weighting, respectively. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Conservative Investors Fund.

    Additional investment results appear on pages 10-13.

For the six-month period ended October 31, 2002, Alliance Conservative Investors Fund outperformed the benchmark by approximately 1.7%. Favorable stock selection within the consumer staples, technology and finance sectors, as well as an underweighting of the relatively weak utilities sector were the leading sources of outperformance. The fixed income portion of the Fund benefited from significant increases in U.S. Treasury prices.

For the 12-month period ended October 31, 2002, the Fund outperformed the benchmark by 0.64%. Favorable stock selection within the health care sector and an underweighting of the relatively weak utilities sector were the primary sources of outperformance.

Market Review
Equity markets continued to be volatile and broadly biased to the downside during the last six months. Equity market returns for the third quarter were the worst since the fourth quarter of 1987. It is fair to say that investors are now thoroughly discouraged and dispirited. Sentiment is extraordinarily risk-averse as indicated by July's $49 billion outflow from equity mutual funds, three times the previous record of October 1987.

Although we share the disappointment with market returns, we believe the pressure on equities is disproportionate to economic and company fundamentals, which are generally improving, albeit moderately. Earnings "pre-announcements" have become more negative regarding third quarter business conditions. We believe the intimidating geopolitical environment will likely remain part of the investment landscape for the near future. The breach of financial integrity and corporate governance has weighed heavily on investor sentiment. With the magnitude of these improprieties squarely in focus by the appropriate parties, we expect substantial improvement going forward. Also, investor bullishness improved after third quarter earnings were released, and risk appetites increased thereafter. As a result of these


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                  Alliance Growth Investors and Conservative Investors Funds o 3
factors, we continue to be optimistic regarding the prospects for economic recovery and corporate profits. In August we increased our stock allocation by 5%, bringing the equity portion of the Conservative Investors portfolio to 35%, as we saw superior return opportunity in this market.

In the bond market, U.S. Treasury yields declined (and prices rose) as investors sought safety during this period. The 10-year Treasury yield dropped to 3.893% on 10/31/02 from 5.59% at the end of April. Government bonds benefited from investor risk aversion and weak economic indicators. Lack of inflationary pressures and expectations of a neutral to easier U.S. Federal Reserve policy also supported government bonds. Corporate bond spreads rose to historical wides, prompting us to start a modest investment program in selected high rated issuers as part of the Funds' fixed income allocations. We envision that approximately 10% of fixed income investments will be in corporate bonds by early 2003, assuming a continued expectation of sustained economic growth for 2003.

Market Outlook
We believe investor confidence will slowly improve over the remainder of the year as we reach the trough in quarterly year-over-year earnings comparisons in the third quarter. Although investor sentiment remains highly risk averse, the economic recovery appears to be developing in line with expectations. We continue to expect improvement, albeit uneven, in corporate profits with year-over-year growth approaching 20% by late 2002 to early 2003. A broadening and improving trend in corporate profits should, with a lag, lead to a recovery in capital spending beginning next year.

Without dismissing the profound concerns surrounding the geopolitical and corporate governance issues, much has been discounted in the severe compression of equity prices and multiples, which has occurred over the past two and a half years. As trying as this period has been for growth investors, we feel strongly that the valuation of growth stocks is now particularly attractive, relative to the broad market. It is now possible to own companies with clearly superior growth and profitability characteristics at a much lower than typical valuation premium.

Corporate bond allocations should benefit the Funds' yields, but also allow for some capital appreciation as valuations improve as the economy improves. We expect the U.S. economy to maintain its modest recovery pace into 2003. A low interest rate environment that prompts flatter yield curves should support long duration credit instruments. We also extended duration in the Funds' U.S. Treasuries holdings in early December to position for curve flattening. Corporate earnings should improve in 2003, supporting equity and corporate bond values.

We continue to believe selected individual companies will sustain strong revenue and earnings growth in sectors that include finance, health care, consumer, industrial and technology. We remain focused on a relatively concen


--------------------------------------------------------------------------------
4 o Alliance Growth Investors and Conservative Investors Funds trated list of high quality growth stocks that we believe will continue to generate superior investment returns.

We appreciate your investment in Alliance's asset allocation funds and look forward to reporting their investment results in the ensuing periods.

Sincerely,


/S/ John D. Carifa


John D. Carifa
Chairman and President


/S/ Andrew M. Aran


Andrew M. Aran
Vice President


/S/ Stephen Pelensky


Stephen Pelensky
Vice President



[PHOTO]

John D. Carifa


[PHOTO]

Andrew M. Aran


[PHOTO]

Stephen Pelensky

Portfolio Managers, Andrew M. Aran and Stephen Pelensky, have over 43 years of combined investment experience.

--------------------------------------------------------------------------------
                  Alliance Growth Investors and Conservative Investors Funds o 5

PERFORMANCE UPDATE


ALLIANCE GROWTH INVESTORS FUND
GROWTH OF A $10,000 INVESTMENT
10/31/92 TO 10/31/02


Alliance Growth Investors Fund Class A: $18,086
S&P 500 Stock Index: $25,647
70% S&P 500 Stock Index / 30% LB Aggregate Bond Index: $24,119

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                      Alliance Growth                     70% S&P 500
                           Growth                        Stock Index /
                         Investors       S&P 500        30% LB Aggregate
                      Fund Class A      Stock Index        Bond Index
--------------------------------------------------------------------------------
10/31/92                   9573           10000              10000
10/31/93                  11128           11491              11400
10/31/94                  10978           11934              11587
10/31/95                  13059           15086              14299
10/31/96                  14541           18719              17060
10/31/97                  17074           24727              21618
10/31/98                  19418           30170              25831
10/31/99                  23004           37912              31275
10/31/00                  24053           40216              33234
10/31/01                  19656           30207              36968
10/31/02                  18086           25647              24119

This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth Investors Fund Class A shares (from 10/31/92 to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Aggregate Bond Index is comprised of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. The composite shown above represents a 70%/30% weighting (70% S&P 500 Stock Index and 30% LB Aggregate Bond Index).

When comparing Alliance Growth Investors Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Investors Fund.


--------------------------------------------------------------------------------
6 o Alliance Growth Investors and Conservative Investors Funds

PERFORMANCE UPDATE


ALLIANCE GROWTH INVESTORS FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31



                             [BAR CHART OMITTED]



           Alliance Growth Investors Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                             Alliance Growth
                             Investors Fund              Composite*
--------------------------------------------------------------------------------
      10/31/93                    16.25%                    14.00%
      10/31/94                    -1.34%                     1.60%
      10/31/95                    18.95%                    23.18%
      10/31/96                    11.35%                    18.61%
      10/31/97                    17.42%                    25.14%
      10/31/98                    13.73%                    18.21%
      10/31/99                    18.47%                    18.12%
      10/31/00                     4.56%                     6.45%
      10/31/01                   -18.28%                   -13.05%
      10/31/02                    -7.99%                    -8.80%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite is a blend of both the Standard & Poor's (S&P) 500 Stock Index and the Lehman Brothers (LB) Aggregate Bond Index with a 70%/30% weighting, respectively. The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Aggregate Bond Index is comprised of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Investors Fund.


--------------------------------------------------------------------------------
                                              Alliance Growth Investors Fund o 7

PORTFOLIO SUMMARY
October 31, 2002 (unaudited)

ALLIANCE GROWTH INVESTORS FUND
INCEPTION DATES
Class A Shares
5/4/92
Class B Shares
5/4/92
Class C Shares
8/2/93


PORTFOLIO STATISTICS
Net Assets ($mil): $93.7


SECURITY TYPE
Equities
   73.7% Common Stock
Fixed Income
   25.1% Treasury

    1.2% Short-Term

                               [GRAPHIC OMITTED]

All data as of October 31, 2002. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
8 o Alliance Growth Investors Fund

INVESTMENT RESULTS



ALLIANCE GROWTH INVESTORS FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year         -7.99%                   -11.90%
                    5 Years          1.16%                     0.28%
                   10 Years          6.57%                     6.10%
Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year         -8.62%                   -12.27%
                    5 Years          0.40%                     0.40%
                   10 Years(a)       5.96%                     5.96%
Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year         -8.70%                    -9.61%
                    5 Years          0.41%                     0.41%
            Since Inception*         4.99%                     4.99%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                                  Class A       Class B        Class C
--------------------------------------------------------------------------------
                     1 Year       -14.90%       -15.46%        -12.81%
                    5 Years        -1.33%       -1.21%         -1.20%
                   10 Years         5.69%        5.54%           N/A
            Since Inception*        6.06%        5.91%(a)       4.44%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The value of the fixed income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest a portion of its assets in below investment grade debt securities, which are subject to special risks.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception dates: 5/4/92, Class A and Class B; 8/2/93, Class C.
(a) Assumes conversion of Class B shares into Class A shares after eight years.


--------------------------------------------------------------------------------
                                              Alliance Growth Investors Fund o 9

PERFORMANCE UPDATE


ALLIANCE CONSERVATIVE INVESTORS FUND
GROWTH OF A $10,000 INVESTMENT
10/31/92 TO 10/31/02


70% LB Aggregate Bond Index / 30% S&P 500 Stock Index: $22,080

Lehman Brothers Aggregate Bond Index: $20,551

Alliance Conservative Investors Fund Class A: $17,363

[the following table represents data for omitted mountain chart]

        Alliance Conservative    LB Aggregate      70% LB Aggregate Bond Index
       Investors Fund Class A     Bond Index        / 30% S&P 500 Stock Index
--------------------------------------------------------------------------------
10/31/92         9576               10000                   10000
10/31/93        10798               11187                   11278
10/31/94        10143               10776                   11124
10/31/95        11651               12463                   13250
10/31/96        12637               13191                   14850
10/31/97        14271               14364                   17473
10/31/98        15777               15705                   20045
10/31/99        16866               15789                   22426
10/31/00        17725               16942                   23924
10/31/01        17324               19409                   22648
10/31/02        17363               20551                   22080

This chart illustrates the total value of an assumed $10,000 investment in Alliance Conservative Investors Fund Class A shares (from 10/31/92 to 10/31/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is comprised of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The composite shown above represents a 70%/30% weighting (70% LB Aggregate Bond Index and 30% S&P 500 Stock Index).

When comparing Alliance Conservative Investors Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Conservative Investors Fund.


--------------------------------------------------------------------------------
10 o Alliance Conservative Investors Fund

PERFORMANCE UPDATE


ALLIANCE CONSERVATIVE INVESTORS FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31


                              [BAR CHART OMITTED]


          Alliance Conservative Investors Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                          Alliance Conservative
                             Investors Fund              Composite*
--------------------------------------------------------------------------------
      10/31/93                    12.77%                    12.78%
      10/31/94                    -6.07%                    -1.41%
      10/31/95                    14.87%                    18.88%
      10/31/96                     8.47%                    11.32%
      10/31/97                    12.92%                    15.85%
      10/31/98                    10.56%                    13.14%
      10/31/99                     6.90%                     8.07%
      10/31/00                     5.09%                     6.93%
      10/31/01                    -2.26%                     2.72%
      10/31/02                     0.22%                    -0.41%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B and Class C shares will vary due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite is a blend of both the Lehman Brothers (LB) Aggregate Bond Index and the Standard & Poor's (S&P) 500 Stock Index with a 70%/30% weighting, respectively. The unmanaged LB Aggregate Bond Index is comprised of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Conservative Investors Fund.


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 11

PORTFOLIO SUMMARY
October 31, 2002 (unaudited)

ALLIANCE CONSERVATIVE INVESTORS FUND



INCEPTION DATES
Class A Shares
5/4/92
Class B Shares
5/4/92
Class C Shares
8/2/93


PORTFOLIO STATISTICS
Net Assets ($mil): $82.7




SECURITY TYPE
Equities
33.5%Common Stock

Fixed Income
65.1%Treasury
                                  [GRAPHIC OMITTED]
1.4%Short-Term



All data as of October 31, 2002. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
12 o Alliance Conservative Investors Fund

INVESTMENT RESULTS



ALLIANCE CONSERVATIVE INVESTORS FUND
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002
Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year          0.22%                    -4.08%
                    5 Years         4.00%                     3.11%
                   10 Years         6.13%                     5.67%
Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year         -0.52%                    -4.42%
                    5 Years         3.28%                     3.28%
                   10 Years(a)      5.53%                     5.53%
Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                    1 Year         -0.42%                    -1.40%
                    5 Years         3.28%                     3.28%
               Since Inception*     4.86%                     4.86%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)
                                   Class A      Class B      Class C
--------------------------------------------------------------------------------
                    1 Year         -4.03%       -4.28%       -1.35%
                    5 Years         2.62%        2.79%        2.81%
                   10 Years         5.31%        5.17%         N/A
               Since Inception*     5.76%        5.62%(a)     4.67%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The value of the fixed income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest a portion of its assets in below investment grade debt securities, which are subject to special risks.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*   Inception dates: 5/4/92, Class A and Class B; 8/2/93, Class C.
(a) Assumes conversion of Class B shares into Class A shares after eight years.


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 13

TEN LARGEST HOLDINGS
October 31, 2002 (unaudited)

                                                                  Percent of
Company                                         Value             Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                      $ 23,267,806                24.8%
Microsoft Corp.                             2,978,279                 3.2
Pfizer, Inc.                                2,560,662                 2.7
Citigroup, Inc.                             2,324,155                 2.5
Exxon Mobil Corp.                           2,046,528                 2.2
Johnson & Johnson                           2,032,750                 2.2
American International Group, Inc.          1,876,500                 2.0
Procter & Gamble Co.                        1,760,155                 1.9
General Electric Co.                        1,752,350                 1.9
Wal-Mart Stores, Inc.                       1,718,955                 1.8
                                         $ 42,318,140                45.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002 (unaudited)
--------------------------------------------------------------------------------
                                                  Shares or Principal
Purchases                                  Bought             Holdings 10/31/02
--------------------------------------------------------------------------------
Amgen, Inc.                                23,500                  23,500
Bank of America Corp.                      23,200                  23,200
Colgate-Palmolive Co.                      20,900                  20,900
Exxon Mobil Corp.                          60,800                  60,800
Harley-Davidson, Inc.                      30,600                  30,600
Intel Corp.                                66,800                  66,800
Medtronic, Inc.                            28,800                  28,800
Procter & Gamble Co.                       19,900                  19,900
Wal-Mart Stores, Inc.                      32,100                  32,100
WellPoint Health Networks, Inc.            12,500                  12,500

Sales                                        Sold       Holdings 10/31/02
--------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.             37,100                  17,300
Bank One Corp.                             45,800                  17,700
BP Plc (ADR)                               71,700                      -0-
Carnival Corp.                             85,300                      -0-
Dell Computer Corp.                        83,500                  47,600
Electronic Data Systems Corp.              49,200                      -0-
Kerr-McGee Corp.                           37,300                  11,500
Schering-Plough Corp.                     122,900                      -0-
U.S. Treasury Bond, 6.375%, 8/15/27    $4,760,000                      -0-
U.S. Treasury Note, 6.50%, 8/15/05     $5,500,000              $9,530,000


--------------------------------------------------------------------------------
14 o Alliance Growth Investors Fund

SECTOR DIVERSIFICATION
October 31, 2002 (unaudited)

                                                               Percent of
                                         U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                      $    285,600                 0.3%
--------------------------------------------------------------------------------
Basic Industry                              2,045,969                 2.2
--------------------------------------------------------------------------------
Capital Goods                               2,800,740                 3.0
--------------------------------------------------------------------------------
Consumer Manufacturing                        722,965                 0.8
--------------------------------------------------------------------------------
Consumer Services                           9,877,661                10.5
--------------------------------------------------------------------------------
Consumer Staples                            8,208,240                 8.8
--------------------------------------------------------------------------------
Corporate Debt                                238,988                 0.3
--------------------------------------------------------------------------------
Energy                                      4,239,140                 4.5
--------------------------------------------------------------------------------
Finance                                    11,195,865                11.9
--------------------------------------------------------------------------------
Health Care                                14,035,056                15.0
--------------------------------------------------------------------------------
Multi-Industry                                952,906                 1.0
--------------------------------------------------------------------------------
Technology                                 11,671,097                12.5
--------------------------------------------------------------------------------
Transportation                                960,420                 1.0
--------------------------------------------------------------------------------
Utilities                                   1,940,882                 2.1
--------------------------------------------------------------------------------
U.S. Government                            23,267,806                24.8
--------------------------------------------------------------------------------
Total Investments*                         92,443,335                98.7
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities    1,283,980                 1.3
--------------------------------------------------------------------------------
Net Assets                               $ 93,727,315               100.0%
--------------------------------------------------------------------------------


* Excludes short-term obligations.


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 15

TEN LARGEST HOLDINGS
October 31, 2002 (unaudited)

                                                   Percent of
Company                              Value          Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                  $45,475,693      55.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.50%, 8/15/28     7,143,282       8.6
--------------------------------------------------------------------------------
Microsoft Corp.                        1,181,687       1.4
--------------------------------------------------------------------------------
Pfizer, Inc.                           1,013,463       1.2
--------------------------------------------------------------------------------
Citigroup, Inc.                          942,225       1.2
--------------------------------------------------------------------------------
Exxon Mobil Corp.                        811,206       1.0
--------------------------------------------------------------------------------
Johnson & Johnson                        804,875       1.0
--------------------------------------------------------------------------------
American International Group, Inc.       744,345       0.9
--------------------------------------------------------------------------------
Procter & Gamble Co.                     698,755       0.8
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                    696,150       0.8
--------------------------------------------------------------------------------
                                     $59,511,681      71.9%
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002 (unaudited)
                                              Shares or Principal
--------------------------------------------------------------------------------
Purchases                                  Bought    Holdings 10/31/02
--------------------------------------------------------------------------------
Amgen, Inc.                                  9,300         9,300
--------------------------------------------------------------------------------
Bank of America Corp.                        9,400         9,400
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                        8,300         8,300
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           24,100        24,100
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                       12,400        12,400
--------------------------------------------------------------------------------
Intel Corp.                                 26,500        26,500
--------------------------------------------------------------------------------
Medtronic Inc.                              11,400        11,400
--------------------------------------------------------------------------------
Procter & Gamble Co.                         7,900         7,900
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       13,000        13,000
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.              4,900         4,900
--------------------------------------------------------------------------------


Sales                                        Sold    Holdings 10/31/02
--------------------------------------------------------------------------------
Bank One Corp.                              13,200         7,200
--------------------------------------------------------------------------------
BP Plc (ADR)                                21,400           -0-
--------------------------------------------------------------------------------
Carnival Corp.                              25,400           -0-
--------------------------------------------------------------------------------
Dell Computer Corp.                         20,100        18,900
--------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.               16,800         7,800
--------------------------------------------------------------------------------
Electronic Data Systems Corp.               14,700           -0-
--------------------------------------------------------------------------------
Schering-Plough Corp.                       36,600           -0-
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.50%, 8/15/28     $ 5,000,000   $ 6,810,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 4.75%, 11/15/08    $   500,000   $13,570,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 4.75%, 2/15/04     $ 1,510,000   $ 6,260,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16 o Alliance Conservative Investors Fund

SECTOR DIVERSIFICATION
October 31, 2002 (unaudited)

                                                                    Percent of
                                                    U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                                 $   116,025          0.1%
--------------------------------------------------------------------------------
Basic Industry                                          821,831          1.0
--------------------------------------------------------------------------------
Capital Goods                                         1,107,564          1.3
--------------------------------------------------------------------------------
Consumer Manufacturing                                  293,180          0.4
--------------------------------------------------------------------------------
Consumer Services                                     3,955,403          4.8
--------------------------------------------------------------------------------
Consumer Staples                                      3,256,871          3.9
--------------------------------------------------------------------------------
Corporate Debt                                          762,995          0.9
--------------------------------------------------------------------------------
Energy                                                1,695,702          2.1
--------------------------------------------------------------------------------
Finance                                               4,482,487          5.4
--------------------------------------------------------------------------------
Health Care                                           5,558,135          6.7
--------------------------------------------------------------------------------
Multi-Industry                                          382,769          0.5
--------------------------------------------------------------------------------
Technology                                            4,668,416          5.7
--------------------------------------------------------------------------------
Transportation                                          390,284          0.5
--------------------------------------------------------------------------------
Utilities                                               779,926          0.9
--------------------------------------------------------------------------------
U.S. Government                                      52,618,975         63.6
--------------------------------------------------------------------------------
Total Investments*                                   80,890,563         97.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities              1,834,253          2.2
--------------------------------------------------------------------------------
Net Assets                                          $82,724,816        100.0%
--------------------------------------------------------------------------------


* Excludes short-term obligations.


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 17

GROWTH INVESTORS FUND
PORTFOLIO OF INVESTMENTS
October 31, 2002 (unaudited)

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-73.6%

Health Care-15.0%
Biotechnology-1.2%
Amgen, Inc.(a) .............................        23,500   $ 1,094,160
                                                             -----------

Drugs-4.9%
Forest Laboratories, Inc.(a) ...............         4,800       470,352
Merck & Co., Inc............................         9,800       531,552
Pfizer, Inc.................................        80,600     2,560,662
Pharmacia Corp..............................        17,200       739,600
Wyeth ......................................        10,100       338,350
                                                             -----------
                                                               4,640,516
                                                             -----------
Medical Products-4.4%
Abbott Laboratories ........................         3,000       125,610
Boston Scientific Corp.(a) .................        12,100       455,323
Guidant Corp.(a) ...........................         6,800       201,076
Johnson & Johnson ..........................        34,600     2,032,750
Medtronic, Inc..............................        28,800     1,290,240
                                                             -----------
                                                               4,104,999
                                                             -----------
Medical Services-4.5%
Cardinal Health, Inc........................        15,100     1,045,071
HCA, Inc....................................         3,500       152,215
Health Management Associates, Inc. Cl.A ....        37,500       717,000
Tenet Healthcare Corp.(a) ..................        22,600       649,750
UnitedHealth Group, Inc.....................         7,600       691,220
WellPoint Health Networks, Inc.(a) .........        12,500       940,125
                                                             -----------
                                                               4,195,381
                                                             -----------
                                                              14,035,056
                                                             -----------
Technology-12.5%
Communications Equipment-1.3%
Cisco Systems, Inc.(a) .....................        75,500       844,090
QUALCOMM, Inc.(a) ..........................        11,400       393,528
                                                             -----------
                                                               1,237,618
                                                             -----------
Computer Hardware-2.6%
Dell Computer Corp.(a) .....................        47,600     1,361,836
International Business Machines Corp........        13,400     1,057,796
                                                             -----------
                                                               2,419,632
                                                             -----------
Computer Services-1.9%
Affiliated Computer Services, Inc. Cl.A(a)..         4,400       202,620
Concord EFS, Inc.(a) .......................        26,900       384,132
First Data Corp.............................        26,600       929,404
Fiserv, Inc.(a) ............................         8,700       271,788
                                                             -----------
                                                               1,787,944
                                                             -----------


--------------------------------------------------------------------------------
18 o Alliance Growth Investors Fund

Company                                    Shares      U.S. $ Value
--------------------------------------------------------------------------------

Computer Software-4.3%
Electronic Arts, Inc.(a) ............         3,600   $   234,432
Microsoft Corp.(a) ..................        55,700     2,978,279
Oracle Corp.(a) .....................        30,200       307,738
PeopleSoft, Inc.(a) .................        11,200       202,720
VERITAS Software Corp.(a) ...........        17,700       269,925
                                                      -----------
                                                        3,993,094
                                                      -----------
Semi-Conductor Capital Equipment-0.2%
Applied Materials, Inc.(a) ..........        10,300       154,809
                                                      -----------

Semi-Conductor Components-2.2%
Altera Corp.(a) .....................        27,700       324,644
Intel Corp...........................        66,800     1,155,640
Maxim Integrated Products, Inc.......        11,500       366,160
Texas Instruments, Inc...............         14,60       231,556
                                                        2,078,000
                                                      -----------
                                                       11,671,097
                                                      -----------
Finance-11.9%
Banking - Regional-2.4%
Bank of America Corp.................        23,200     1,619,360
Bank One Corp........................        17,700       682,689
                                                      -----------
                                                        2,302,049
                                                      -----------
Brokerage & Money Management-1.9%
Goldman Sachs Group, Inc.............         4,800       343,680
Merrill Lynch & Co., Inc.............        14,500       550,275
Morgan Stanley ......................        22,900       891,268
                                                      -----------
                                                        1,785,223
                                                      -----------
Insurance-2.0%
American International Group, Inc....        30,000     1,876,500
                                                      -----------

Mortgage Banking-2.0%
Fannie Mae ..........................        15,000     1,002,900
Freddie Mac .........................        14,200       874,436
                                                      -----------
                                                        1,877,336
                                                      -----------
Miscellaneous-3.6%
Citigroup, Inc.......................        62,900     2,324,155
Household International, Inc.........         3,200        76,032
MBNA Corp............................        47,000       954,570
                                                      -----------
                                                        3,354,757
                                                      -----------
                                                       11,195,865
                                                      -----------
Consumer Services-10.5%
Airlines-0.2%
Southwest Airlines Co................        10,900       159,140
                                                      -----------


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 19

Company                              Shares      U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting & Cable-2.4%
Comcast Corp. Cl.A(a) ...........       41,700   $  959,517
Cox Communications,
  Inc. Cl.A(a)...................       22,100      605,540
Viacom, Inc. Cl.B(a) ............       15,800      704,838
                                                 ----------
                                                  2,269,895
                                                 ----------
Entertainment & Leisure-2.0%
Harley-Davidson, Inc.............       30,600    1,600,380
The Walt Disney Co...............       18,400      307,280
                                                 ----------
                                                  1,907,660
                                                 ----------
Printing & Publishing-0.6%
Gannett Co., Inc.................        7,000      531,510
                                                 ----------

Retail - General Merchandise-5.1%
Bed Bath & Beyond, Inc.(a) ......       21,900      776,574
Home Depot, Inc..................       39,100    1,129,208
Kohl's Corp.(a) .................       13,700      800,765
Target Corp......................        7,200      216,864
Tiffany & Co.....................        5,500      143,990
Wal-Mart Stores, Inc.............       32,100    1,718,955
                                                 ----------
                                                  4,786,356
                                                 ----------
Miscellaneous-0.2%
Cendant Corp.(a) ................       19,400      223,100
                                                 ----------
                                                  9,877,661
                                                 ----------
Consumer Staples-8.8%
Beverages-2.7%
Anheuser-Busch Companies, Inc....       17,300      912,748
PepsiCo, Inc.....................       19,900      877,590
The Coca-Cola Co.................       15,900      739,032
                                                  2,529,370
                                                 ----------
Cosmetics-1.0%
Avon Products, Inc...............       19,200      931,008
                                                 ----------

Household Products-3.1%
Colgate-Palmolive Co.............       20,900    1,149,082
Procter & Gamble Co..............       19,900    1,760,155
                                                 ----------
                                                  2,909,237
                                                 ----------
Retail - Food & Drugs-0.9%
Walgreen Co......................       25,500      860,625
                                                 ----------

Tobacco-1.1%
Philip Morris Companies, Inc.....       24,000      978,000
                                                 ----------
                                                  8,208,240
                                                 ----------


--------------------------------------------------------------------------------
20 o Alliance Growth Investors Fund

Company                                        Shares   U.S. $ Value
--------------------------------------------------------------------------------

Energy-4.5%
Domestic Producers-0.5%
Kerr-McGee Corp...........................       11,500   $  500,250
                                                          ----------
International-2.9%
ChevronTexaco Corp........................       10,500      710,115
Exxon Mobil Corp..........................       60,800    2,046,528
                                                          ----------
                                                           2,756,643
                                                          ----------
Oil Service-1.1%
Baker Hughes, Inc.........................       15,900      461,895
Noble Corp.(a) ...........................       16,100      520,352
                                                             982,247
                                                          ----------
                                                           4,239,140
                                                          ----------
Capital Goods-3.0%
Miscellaneous-3.0%
General Electric Co.......................       69,400    1,752,350
United Technologies Corp..................       17,000    1,048,390
                                                          ----------
                                                           2,800,740
                                                          ----------
Basic Industry-2.2%
Chemicals-0.9%
E.I. du Pont de Nemours & Co..............       19,800      816,750
                                                          ----------
Mining & Metals-0.6%
Alcoa, Inc................................       23,900      527,234
                                                          ----------
Paper & Forest Products-0.7%
International Paper Co....................       10,500      366,765
Weyerhaeuser Co...........................        7,400      335,220
                                                             701,985
                                                          ----------
                                                           2,045,969
                                                          ----------
Utilities-2.1%
Telephone Utility-2.1%
BellSouth Corp............................       15,800      413,170
SBC Communications, Inc...................       30,400      780,064
Verizon Communications, Inc...............       19,800      747,648
                                                          ----------
                                                           1,940,882
                                                          ----------
Transportation-1.0%
Railroad-1.0%
Burlington Northern Santa Fe Corp.........       13,000      334,490
Union Pacific Corp........................       10,600      625,930
                                                          ----------
                                                             960,420
                                                          ----------
Multi-Industry-1.0%
3M Co.....................................        1,400      177,716
Danaher Corp..............................       13,400      775,190
                                                          ----------
                                                             952,906
                                                          ----------


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 21

                                           Shares or
                                           Principal
                                              Amount
Company                                        (000)   U.S. $ Value
--------------------------------------------------------------------------------
Consumer Manufacturing-0.8%
Auto & Related-0.3%
General Motors Corp...................         7,300   $   242,725
                                                       -----------
Building & Related-0.5%
American Standard Companies,
 Inc.(a) .............................         7,200       480,240
                                                       -----------
                                                           722,965
                                                       -----------
Aerospace & Defense-0.3%
Aerospace-0.3%
Boeing Co.............................         9,600       285,600
                                                       -----------
Total Common Stocks
(cost $73,240,397) ...................                  68,936,541
                                                       -----------
DEBT OBLIGATIONS-24.8%
U.S. Government Obligations-24.8%
U.S. Treasury Notes
   4.75%, 11/15/08 ...................   $     6,930     7,527,158
   5.75%, 8/15/10 ....................         4,430     5,058,661
   6.50%, 8/15/05 ....................         9,530    10,681,987
                                                       -----------
Total Debt Obligations
(cost $21,260,213) ...................                  23,267,806
                                                       -----------
CORPORATE DEBT OBLIGATIONS-0.3%
Banking-0.1%
J.P. Morgan Chase & Co.
6.625%, 3/15/12 ......................            50        53,677
                                                       -----------
Communications-0.1%
Verizon Global Funding Corp.
7.75%, 6/15/32 .......................            50        53,828
Vodafone Group PLC
7.75%, 2/15/10 .......................            50        57,241
                                                       -----------
                                                           111,069
                                                       -----------
Energy-0.0%
ConocoPhillips
4.75%, 10/15/12(b) ...................            25        24,514
                                                       -----------
Public Utilities - Electric & Gas-0.1%
Dominion Resources, Inc.
5.70%, 9/17/12 .......................            50        49,728
                                                       -----------
Total Corporate Debt Obligations
 (cost $236,195) ......................                    238,988
                                                       -----------


--------------------------------------------------------------------------------
22 o Alliance Growth Investors Fund

--------------------------------------------------------------------------------
                                    Principal
                                       Amount
Company                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.2%
Time Deposit-1.2%
State Street Euro Dollar
   1.25%, 11/01/02
   (amortized cost $1,151,000) ......  $     1,151   $ 1,151,000
                                                     -----------

Total Investments-99.9%
   (cost $95,887,805) ...............                 93,594,335
Other assets less liabilities-0.1%...                    132,980
                                                     -----------
Net Assets-100% .....................                $93,727,315
                                                     -----------





(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, this security amounted to $24,514 or .03% of net assets.
    See notes to financial statements.


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 23

CONSERVATIVE INVESTORS FUND


PORTFOLIO OF INVESTMENTS
October 31, 2002 (unaudited)

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-33.3%

Health Care-6.7%
Biotechnology-0.5%
Amgen, Inc.(a) .............................        9,300   $  433,008
                                                            ----------

Drugs-2.2%
Forest Laboratories, Inc.(a) ...............        1,900      186,181
Merck & Co., Inc............................        3,900      211,536
Pfizer, Inc.................................       31,900    1,013,463
Pharmacia Corp..............................        6,800      292,400
Wyeth ......................................        4,000      134,000
                                                            ----------
                                                             1,837,580
                                                            ----------
Medical Products-2.0%
Abbott Laboratories ........................        1,200       50,244
Boston Scientific Corp.(a) .................        4,800      180,624
Guidant Corp.(a) ...........................        2,800       82,796
Johnson & Johnson ..........................       13,700      804,875
Medtronic, Inc..............................       11,400      510,720
                                                            ----------
                                                             1,629,259
                                                            ----------
Medical Services-2.0%
Cardinal Health, Inc........................        6,000      415,260
HCA, Inc....................................        1,400       60,886
Health Management Associates, Inc. Cl.A ....       14,900      284,888
Tenet Healthcare Corp.(a) ..................        8,900      255,875
UnitedHealth Group, Inc.....................        3,000      272,850
WellPoint Health Networks, Inc.(a) .........        4,900      368,529
                                                            ----------
                                                             1,658,288
                                                            ----------
                                                             5,558,135
                                                            ----------
Technology-5.7%
Communications Equipment-0.6%
Cisco Systems, Inc.(a) .....................       29,900      334,282
QUALCOMM, Inc.(a) ..........................        4,600      158,792
                                                            ----------
                                                               493,074
                                                            ----------
Computer Hardware-1.2%
Dell Computer Corp.(a) .....................       18,900      540,729
International Business Machines Corp........        5,300      418,382
                                                            ----------
                                                               959,111
                                                            ----------
Computer Services-0.9%
Affiliated Computer Services, Inc. Cl.A(a) .        1,800       82,890
Concord EFS, Inc.(a) .......................       10,900      155,652
First Data Corp.............................       10,800      377,352
Fiserv, Inc.(a) ............................        3,500      109,340
                                                            ----------
                                                               725,234
                                                            ----------


--------------------------------------------------------------------------------
24 o Alliance Conservative Investors Fund

Company                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Computer Software-1.9%
Electronic Arts, Inc.(a) ............        1,500   $   97,680
Microsoft Corp.(a) ..................       22,100    1,181,687
Oracle Corp.(a) .....................       12,200      124,318
PeopleSoft, Inc.(a) .................        4,500       81,450
VERITAS Software Corp.(a) ...........        7,200      109,800
                                                     ----------
                                                      1,594,935
                                                     ----------
Semi-Conductor Capital Equipment-0.1%
Applied Materials, Inc.(a) ..........        4,200       63,126
                                                     ----------

Semi-Conductor Components-1.0%
Altera Corp.(a) .....................       11,200      131,264
Intel Corp...........................       26,500      458,450
Maxim Integrated Products, Inc.......        4,700      149,648
Texas Instruments, Inc...............        5,900       93,574
                                                     ----------
                                                        832,936
                                                     ----------
                                                      4,668,416
                                                     ----------
Finance-5.4%
Banking - Regional-1.1%
Bank of America Corp.................        9,400      656,120
Bank One Corp........................        7,200      277,704
                                                     ----------
                                                        933,824
                                                     ----------
Brokerage & Money Management-0.9%
Goldman Sachs Group, Inc.............        1,900      136,040
Merrill Lynch & Co., Inc.............        5,900      223,905
Morgan Stanley ......................        9,100      354,172
                                                     ----------
                                                        714,117
                                                     ----------
Insurance-0.9%
American International Group, Inc....       11,900      744,345
                                                     ----------
Mortgage Banking-0.9%
Fannie Mae ..........................        5,900      394,474
Freddie Mac .........................        5,600      344,848
                                                     ----------
                                                        739,322
                                                     ----------
Miscellaneous-1.6%
Citigroup, Inc.......................       25,500      942,225
Household International, Inc.........        1,300       30,888
MBNA Corp............................       18,600      377,766
                                                     ----------
                                                      1,350,879
                                                     ----------
                                                      4,482,487
                                                     ----------
Consumer Services-4.8%
Airlines-0.1%
Southwest Airlines Co................        4,400       64,240
                                                     ----------


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 25

Company                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting & Cable-1.1%
Comcast Corp. Cl.A(a) ...........       16,500   $  379,665
Cox Communications,
  Inc. Cl.A(a)...................        8,800      241,120
Viacom, Inc. Cl.B(a) ............        6,400      285,504
                                                 ----------
                                                    906,289
                                                 ----------
Entertainment & Leisure-0.9%
Harley-Davidson, Inc.............       12,400      648,520
The Walt Disney Co...............        7,400      123,580
                                                 ----------
                                                    772,100
                                                 ----------
Printing & Publishing-0.3%
Gannett Co., Inc.................        2,800      212,604
                                                 ----------

Retail - General Merchandise-2.3%
Bed Bath & Beyond, Inc.(a) ......        8,600      304,956
Home Depot, Inc..................       15,500      447,640
Kohl's Corp.(a) .................        5,400      315,630
Target Corp......................        2,900       87,348
Tiffany & Co.....................        2,200       57,596
Wal-Mart Stores, Inc.............       13,000      696,150
                                                 ----------
                                                  1,909,320
                                                 ----------
Miscellaneous-0.1%
Cendant Corp.(a) ................        7,900       90,850
                                                 ----------
                                                  3,955,403
                                                 ----------
Consumer Staples-3.9%
Beverages-1.2%
Anheuser-Busch Companies, Inc....        6,900      364,044
PepsiCo, Inc.....................        7,900      348,390
The Coca-Cola Co.................        6,300      292,824
                                                 ----------
                                                  1,005,258
                                                 ----------
Cosmetics-0.4%
Avon Products, Inc...............        7,600      368,524
                                                 ----------

Household Products-1.4%
Colgate-Palmolive Co.............        8,300      456,334
Procter & Gamble Co..............        7,900      698,755
                                                 ----------
                                                  1,155,089
                                                 ----------
Retail - Food & Drugs-0.4%
Walgreen Co......................       10,100      340,875
                                                 ----------

Tobacco-0.5%
Philip Morris Companies, Inc.....        9,500      387,125
                                                 ----------
                                                  3,256,871
                                                 ----------
Energy-2.1%
Domestic Producers-0.3%
Kerr-McGee Corp..................        4,700      204,450
                                                 ----------


--------------------------------------------------------------------------------
26 o Alliance Conservative Investors Fund

Company                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

International-1.3%
ChevronTexaco Corp................        4,200   $  284,046
Exxon Mobil Corp..................       24,100      811,206
                                                  ----------
                                                   1,095,252
                                                  ----------
Oil Service-0.5%
Baker Hughes, Inc.................        6,400      185,920
Noble Corp.(a) ...................        6,500      210,080
                                                  ----------
                                                     396,000
                                                  ----------
                                                   1,695,702
                                                  ----------
Capital Goods-1.3%
Miscellaneous-1.3%
General Electric Co...............       27,500      694,375
United Technologies Corp..........        6,700      413,189
                                                  ----------
                                                   1,107,564
                                                  ----------
Basic Industry-1.0%
Chemicals-0.4%
E.I. du Pont de Nemours & Co......        7,800      321,750
                                                  ----------

Mining & Metals-0.3%
Alcoa, Inc........................        9,700      213,982
                                                  ----------

Paper & Forest Products-0.3%
International Paper Co............        4,300      150,199
Weyerhaeuser Co...................        3,000      135,900
                                                     286,099
                                                  ----------
                                                     821,831
                                                  ----------
Utilities-0.9%
Telephone Utility-0.9%
BellSouth Corp....................        6,400      167,360
SBC Communications, Inc...........       12,100      310,486
Verizon Communications, Inc.......        8,000      302,080
                                                  ----------
                                                     779,926
                                                  ----------
Transportation-0.5%
Railroad-0.5%
Burlington Northern
  Santa Fe Corp...................        5,300      136,369
Union Pacific Corp................        4,300      253,915
                                                  ----------
                                                     390,284
                                                  ----------
Multi-Industry-0.5%
3M Co.............................          600       76,164
Danaher Corp......................        5,300      306,605
                                                  ----------
                                                     382,769
                                                  ----------
Consumer Manufacturing-0.4%
Auto & Related-0.1%
General Motors Corp...............        3,000       99,750
                                                  ----------


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 27

                                          Shares or
                                          Principal
                                             Amount
Company                                       (000)      U.S. $ Value
--------------------------------------------------------------------------------
Building & Related-0.3%
American Standard Companies,
  Inc.(a)..............................        2,900   $   193,430
                                                       -----------
                                                           293,180
                                                       -----------
Aerospace & Defense-0.1%
Aerospace-0.1%
Boeing Co.............................         3,900       116,025
                                                       -----------
Total Common Stocks
(cost $29,096,402) ...................                  27,508,593
                                                       -----------

DEBT OBLIGATIONS-63.6%
U.S. Government Obligations-63.6%
U.S. Treasury Bond
5.50%, 8/15/28 .......................   $     6,810     7,143,282
U.S. Treasury Notes
   4.75%, 2/15/04 ....................         6,260     6,525,612
   4.75%, 11/15/08 ...................        13,570    14,739,327
   5.75%, 8/15/10 ....................         5,850     6,680,173
   6.50%, 8/15/05 ....................        11,810    13,237,593
   6.875%, 5/15/06 ...................         3,725     4,292,988
                                                       -----------
Total Debt Obligations
(cost $47,859,586) ...................                  52,618,975
                                                       -----------
CORPORATE DEBT OBLIGATIONS-0.9%
Banking-0.1%
J.P. Morgan Chase & Co.
6.625%, 3/15/12 ......................           100       107,353
                                                       -----------
Communications-0.3%
Verizon Global Funding Corp.
7.75%, 6/15/32 .......................           100       107,657
Vodafone Group PLC
7.75%, 2/15/10 .......................           150       171,721
                                                       -----------
                                                           279,378
                                                       -----------
Energy-0.1%
ConocoPhillips
4.75%, 10/15/12(b) ...................            50        49,029
                                                       -----------
Finance-0.2%
Household Finance Corp.
 5.75%, 1/30/07 .......................          200       178,051
                                                       -----------
Public Utilities - Electric & Gas-0.2%
Dominion Resources, Inc.
5.70%, 9/17/12 .......................           150       149,184
                                                       -----------
Total Corporate Debt Obligations
(cost $751,838) ......................                     762,995
                                                       -----------


--------------------------------------------------------------------------------
28 o Alliance Conservative Investors Fund

--------------------------------------------------------------------------------
                                        Principal
                                           Amount
Company                                     (000)    U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-1.4%
Time Deposit-1.4%
State Street Euro Dollar
1.25%, 11/01/02
(amortized cost $1,170,000) ......   $     1,170   $ 1,170,000
                                                   -----------
Total Investments-99.2%
   (cost $78,877,826) ............                  82,060,563
Other assets less liabilities-0.8%                     664,253
                                                   -----------

Net Assets-100% ..................                 $82,724,816
                                                   -----------

(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, this security amounted to $49,029 or .06% of net assets.
    See notes to financial statements.


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 29

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002 (unaudited)

                                             Growth         Conservative
                                          Investors Fund   Investors Fund
                                         ===============   ===============
Assets
Investments in securities, at value
(cost $95,887,805 and $78,877,826,
respectively)(a)........................   $  93,594,335   $    82,060,563
Cash ...................................             109               662
Foreign cash, at value
(cost $161 and $1,505)..................             162             1,514
Collateral held for securities loaned...      20,750,000        19,406,250
Interest and dividends receivable.......         397,305           834,225
Receivable for investments sold.........         205,826            88,316
Foreign taxes receivable................          16,225             1,235
Receivable for shares of beneficial
  interest sold.........................          12,876            54,057
                                         ---------------   ---------------
Total assets............................     114,976,838       102,446,822
                                         ---------------   ---------------
Liabilities
Payable for collateral received on
securities loaned.......................      20,750,000        19,406,250
Payable for investments purchased.......         188,823            74,398
Advisory fee payable....................          59,018            33,135
Distribution fee payable................          48,456            50,322
Payable for shares of beneficial
  interest redeemed.....................          26,514             9,764
Accrued expenses........................         176,712           148,137
                                         ---------------   ---------------
Total liabilities.......................      21,249,523        19,722,006
                                         ---------------   ---------------
Net Assets.............................. $    93,727,315   $    82,724,816
                                         ===============   ===============
Composition of Net Assets
Shares of beneficial interest, at par... $           100   $            82
Additional paid-in capital..............     129,735,087        89,143,003
Undistributed net investment
  income (loss).........................         417,399          (169,943)
Accumulated net realized loss on
  investment and foreign currency
  transactions..........................     (34,128,280)       (9,428,041)
Net unrealized appreciation/depreciation
of investments and foreign currency
denominated assets and liabilities......      (2,296,991)        3,179,715
                                         ---------------   ---------------
                                         $    93,727,315   $    82,724,816
                                         ===============   ===============


--------------------------------------------------------------------------------
30 o Alliance Growth Investors and Conservative Investors Funds

                                              Growth        Conservative
                                          Investors Fund   Investors Fund
                                         ===============   ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price
  per share ($51,473,971 / 5,516,799
  and $31,902,094 / 3,191,189 shares
  of beneficial interest issued and
  outstanding, respectively)............          $ 9.33            $10.00
Sales charge--4.25% of public offering
price...................................             .41               .44
                                                  ------           -------
Maximum offering price..................          $ 9.74            $10.44
                                                  ======            ======
Class B Shares
Net asset value and offering price
per share ($34,947,388 / 3,745,631
and $43,306,235 / 4,226,591 shares
of beneficial interest issued and
outstanding, respectively)..............          $ 9.33            $10.25
                                                  ======            ======
Class C Shares
Net asset value and offering price
per share ($7,305,956 / 781,903
and $7,516,487 / 732,896 shares
of beneficial interest issued and
outstanding, respectively)..............          $ 9.34            $10.26
                                                  ======            ======




(a) Includes securities on loan with a value of $20,086,410 and $18,715,720, respectively (See Note E). See notes to financial statements.


--------------------------------------------------------------------------------
                 Alliance Growth Investors and Conservative Investors Funds o 31

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2002 (unaudited)

                                              Growth        Conservative
                                          Investors Fund   Investors Fund
                                         ===============   ==============
Investment Income
Interest................................ $       702,569   $     1,431,643
Dividends (net of foreign taxes withheld
  of $5,617 and $1,676, respectively)...         594,477           206,738
                                         ---------------   ---------------
Total income............................       1,297,046         1,638,381
                                         ---------------   ---------------
Expenses
Advisory fee............................         369,763           303,173
Distribution fee--Class A...............          74,532            48,158
Distribution fee--Class B...............         204,245           208,011
Distribution fee--Class C...............          40,332            35,693
Transfer agency.........................         184,369           114,090
Custodian...............................          71,470            65,184
Printing................................          34,969            17,792
Audit and legal.........................          26,686            28,158
Registration............................          18,581            19,296
Trustees' fees..........................          13,530            14,044
Miscellaneous...........................           4,139             3,896
                                         ---------------   ---------------
Total expenses..........................       1,042,616           857,495
Less: expenses waived and assumed by
  adviser (See Note B)..................              -0-         (120,979)
                                         ---------------   ---------------
Net expenses............................       1,042,616           736,516
                                         ---------------   ---------------
Net investment income...................         254,430           901,865
                                         ---------------   ---------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment and
foreign currency transactions...........     (11,195,522)       (2,797,968)
Net change in unrealized
appreciation/depreciation of:
   Investments..........................         540,580         2,295,247
   Foreign currency denominated assets
   and liabilities......................          (2,433)              556
                                         ---------------   ---------------
Net loss on investments and foreign
currency transactions...................     (10,657,375)         (502,165)
                                         ---------------   ---------------
Net Increase (Decrease) in Net Assets
from Operations......................... $   (10,402,945)  $       399,700
                                         ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
32 o Alliance Growth Investors and Conservative Investors Funds

STATEMENT OF CHANGES

IN NET ASSETS



                                                Growth Investors Fund
                                         ==================================
                                            Six Months
                                               Ended            Year
                                            October 31,        Ended
                                               2002           April 30,
                                            (unaudited)         2002
                                         ===============    ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income................... $       254,430   $       165,997
Net realized loss on investment and
  foreign currency transactions.........     (11,195,522)      (21,200,139)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities....         538,147         4,337,516
                                         ---------------   ---------------
Net decrease in net assets from
  operations............................     (10,402,945)      (16,696,626)
Transactions in Shares of
Beneficial Interest
Net decrease............................      (7,089,552)      (11,111,270)
                                         ---------------   ---------------
Total decrease..........................     (17,492,497)      (27,807,896)
Net Assets
Beginning of period.....................     111,219,812       139,027,708
                                         ---------------   ---------------
End of period (including undistributed
  net investment income of $417,399
  and $162,969 at October 31, 2002
  and April 30, 2002, respectively)..... $    93,727,315   $   111,219,812
                                         ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 33

STATEMENT OF CHANGES

IN NET ASSETS



                                             Conservative Investors Fund
                                         ==================================
                                            Six Months
                                               Ended            Year
                                            October 31,         Ended
                                               2002           April 30,
                                            (unaudited)         2002
                                         ===============   ================
Increase (Decrease) in Net Assets
from Operations
Net investment income................... $       901,865   $     1,514,273
Net realized loss on investment and
  foreign currency transactions.........      (2,797,968)       (5,399,301)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities....       2,295,803         1,347,794
                                         ---------------   ---------------
Net increase (decrease) in net assets
from operations.........................         399,700        (2,537,234)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A..............................        (446,692)         (691,171)
   Class B..............................        (413,396)         (826,387)
   Class C..............................         (70,020)         (144,748)
Transactions in Shares of
Beneficial Interest
Net increase............................       1,947,886        13,140,017
                                         ---------------   ---------------
Total increase..........................       1,417,478         8,940,477
Net Assets
Beginning of period.....................      81,307,338        72,366,861
                                         ---------------   ---------------
End of period........................... $    82,724,816   $    81,307,338
                                         ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
34 o Alliance Conservative Investors Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance Growth Investors Fund and Alliance Conservative Investors Fund (the "Funds"), two series of The Alliance Portfolios (the "Trust"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. Security Valuation
Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or, if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                 Alliance Growth Investors and Conservative Investors Funds o 35

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest, dividends and foreign tax reclaims recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. The Funds do not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Funds accrete discounts as adjustments to interest income. Additionally, the Funds amortize premiums on debt securities for financial statement reporting purposes only.

5. Income and Expenses
All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Fund represented by the net assets of such class, except that each Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares. Expenses of the Trust are charged to each Fund in proportion to net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in


--------------------------------------------------------------------------------
36 o Alliance Growth Investors and Conservative Investors Funds accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..75% of each Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.40%, 2.10%, and 2.10% of the average daily net assets for Class A, Class B and Class C shares, respectively, of the Conservative Investors Fund. For the six months ended October 31, 2002, such reimbursement amounted to $120,979 for the Conservative Investors Fund.

The Funds compensate Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $131,040 and $81,741 for the Growth Investors Fund and Conservative Investors Fund, respectively, for the six months ended October 31, 2002.

For the six months ended October 31, 2002, the Funds' expenses were reduced by $835 and $420 for the Growth Investors Fund and the Conservative Investors Fund, respectively, under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of each Fund's shares. The Distributor has advised the Funds that it has received front-end sales charges of $30,824 from the sales of Class A shares and $64, $51,189 and $228 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended October 31, 2002 for the Growth Investors Fund. The Distributor also received front-end sales charges of $38,580 from the sales of Class A shares and $1,183, $75,323 and $173 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended October 31, 2002 for the Conservative Investors Fund.

Brokerage commissions paid on investment transactions for the six months ended October 31, 2002, amounted to $137,774 and $49,378 for the Growth Investors and Conservative Investors Funds, respectively, of which $9,525 and $2,795 was paid by the Growth Investors and Conservative Investors Funds, respectively, to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.


--------------------------------------------------------------------------------
                 Alliance Growth Investors and Conservative Investors Funds o 37

Accrued expenses includes amounts owed to one of the Trustees under a deferred compensation plan of $26,401 and $26,401, respectively, for the Growth Investors and Conservative Investors Funds, respectively.

NOTE C
Distribution Plans
The Funds have adopted a Plan for each class of shares of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Funds pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Fund's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution service fees (other than current amounts accrued but not yet paid) would be owed by the Funds to the Distributor with respect to the relevant class.

The Plans also provide that the Adviser may use its own resources to finance the distribution of each Fund's shares.

NOTE D

Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the Growth Investors Fund aggregated $47,748,181 and $41,836,505, respectively, for the six months ended October 31, 2002. There were no purchases of U.S. government and government agency obligations but, there were sales of $12,682,506 for the six months ended October 31, 2002. At October 31, 2002, the cost of investments for federal income tax purposes for the Growth Investors Fund was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $3,605,984 and gross unrealized depreciation of investments was $5,899,454 resulting in net unrealized depreciation of $2,293,470 (excluding foreign currency transactions).


--------------------------------------------------------------------------------
38 o Alliance Growth Investors and Conservative Investors Funds

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the Conservative Investors Fund aggregated $21,275,146 and $12,062,521, respectively, for the six months ended October 31, 2002. There were no purchases of U.S. government and government agency obligations but, there were sales of $7,322,199 for the six months ended October 31, 2002. At October 31, 2002, the cost of investments for federal income tax purposes for the Conservative Investors Fund was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $5,416,345 and gross unrealized depreciation of investments was $2,233,608 resulting in net unrealized appreciation of $3,182,737 (excluding foreign currency transactions).

1. Forward Exchange Currency Contracts
The Growth Investors and Conservative Investors Funds enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts held are recorded for financial reporting purposes as unrealized gains or losses by the Funds.

The Funds' custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Funds having a value at least equal to the aggregate amount of the Funds' commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Funds have in that particular currency contract.

At October 31, 2002, there were no outstanding forward exchange currency contracts for the Growth Investors Fund and the Conservative Investors Fund.

2. Financial Futures Contracts
The Funds may buy or sell financial futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market. The Funds bear the market risk that arises from changes in the value of these financial instruments. The Fund's


--------------------------------------------------------------------------------
                 Alliance Growth Investors and Conservative Investors Funds o 39 activities in domestic futures contracts are conducted through regulated exchanges which do not result in counterparty credit risk.

At the time the Funds enter into a futures contract, each Fund deposits and maintains with their custodian as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At October 31, 2002, the Funds had no outstanding futures contracts.

NOTE E
Securities Lending
The Funds have entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Funds, administers the lending of portfolio securities to certain broker-dealers. In return, the Funds receive fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Funds. AG Edwards & Sons, Inc. will indemnify the Funds for any losses resulting from a borrower's failure to return a loaned security when due. Fee income earned for the six months ended October 31, 2002 amounted to $15,293 and $14,848 for the Growth Investors Fund and Conservative Investors Fund, respectively. Such fee income earned is included in interest income in the accompanying statement of operations. For the six months ended October 31, 2002, the Funds had loaned securities with a value of $20,086,410 and $18,715,720 and received cash collateral of $20,750,000 and $19,406,250 for the Growth Investors Fund and Conservative Investors Fund, respectively.



--------------------------------------------------------------------------------
40 o Alliance Growth Investors and Conservative Investors Funds

NOTE F
Shares of Beneficial Interest
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into three classes, designated Class A, Class B and Class C shares for both Funds. Transactions in shares of beneficial interest were as follows:


                                       Alliance Growth Investors Fund
              -------------------------------  ---------------------------------
                            Shares                       Amount
              -------------------------------  ---------------------------------
              Six Months Ended     Year Ended  Six Months Ended    Year Ended
              October 31, 2002      April 30,  October 31, 2002     April 30,
                   (unaudited)           2002       (unaudited)          2002
              ------------------------------------------------------------------
Class A
Shares sold          1,019,091        921,202     $   9,603,538 $   9,856,064
--------------------------------------------------------------------------------
Shares converted
  from Class B         375,420        872,202         3,633,299     9,102,907
--------------------------------------------------------------------------------
Shares redeemed       (986,163)    (1,218,152)       (9,369,060)  (13,038,455)
--------------------------------------------------------------------------------
Net increase           408,348        575,252     $   3,867,777 $   5,920,516
================================================================================

Class B
Shares sold            236,594        696,339     $   2,256,994 $   7,527,559
--------------------------------------------------------------------------------
Shares converted
  to Class A          (375,420)      (866,836)       (3,633,299)   (9,102,907)
--------------------------------------------------------------------------------
Shares redeemed       (902,683)    (1,249,979)       (8,629,976)  (13,568,861)
--------------------------------------------------------------------------------
Net decrease        (1,041,509)    (1,420,476)    $ (10,006,281)$ (15,144,209)
================================================================================

Class C
Shares sold             62,226        176,078     $     600,417 $   1,909,021
--------------------------------------------------------------------------------
Shares redeemed       (162,665)      (353,169)       (1,551,465)   (3,796,598)
--------------------------------------------------------------------------------
Net decrease          (100,439)      (177,091)    $    (951,048)$  (1,887,577)
================================================================================

                                   Alliance Conservative Investors Fund
              -------------------------------  ---------------------------------
                            Shares                       Amount
              -------------------------------  ---------------------------------
              Six Months Ended     Year Ended  Six Months Ended    Year Ended
              October 31, 2002      April 30,  October 31, 2002     April 30,
                   (unaudited)           2002       (unaudited)          2002
              ------------------------------------------------------------------
Class A
Shares sold            539,088        996,089  $      5,328,925   $10,137,598
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         40,186         59,624           398,226       602,069
--------------------------------------------------------------------------------
Shares converted
  from Class B         138,136        442,113         1,377,565     4,556,659
--------------------------------------------------------------------------------
Shares redeemed       (690,158)      (605,795)       (6,836,338)   (6,231,679)
--------------------------------------------------------------------------------
Net increase            27,252        892,031   $       268,378   $ 9,064,647
================================================================================


--------------------------------------------------------------------------------
                 Alliance Growth Investors and Conservative Investors Funds o 41

                               Alliance Conservative Investors Fund
              -------------------------------  ---------------------------------
                            Shares                       Amount
              -------------------------------  ---------------------------------
              Six Months Ended     Year Ended  Six Months Ended    Year Ended
              October 31, 2002      April 30,  October 31, 2002     April 30,
                   (unaudited)           2002       (unaudited)          2002
              ------------------------------------------------------------------
Class B
Shares sold          1,096,737      1,626,204     $  11,139,507   $17,225,061
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         29,503         57,633           299,687       596,267
--------------------------------------------------------------------------------
Shares converted
  to Class A          (134,808)      (445,705)       (1,377,565)   (4,556,659)
--------------------------------------------------------------------------------
Shares redeemed       (835,470)      (852,443)       (8,483,935)   (9,059,800)
--------------------------------------------------------------------------------
Net increase           155,962        385,689     $   1,577,694  $  4,204,869
================================================================================

Class C
Shares sold            274,942        550,483     $   2,810,388 $   5,821,339
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          5,903         12,095            60,017       125,351
Shares redeemed       (271,126)      (574,886)       (2,768,591)   (6,076,189)
--------------------------------------------------------------------------------
Net increase
  (decrease)             9,719        (12,308)    $     101,814 $    (129,499)
================================================================================


NOTE G
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Funds did not utilize the Facility during the six months ended October 31, 2002.


--------------------------------------------------------------------------------
42 o Alliance Growth Investors and Conservative Investors Funds

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                   ----------------------------------------------------------------------------------------
                                                                       Class A
                                   ----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  October 31,
                                         2002                              Year Ended April 30,
                                                     ----------------------------------------------------------------------
                                   (unaudited)       2002(a)          2001             2000            1999            1998
                                   ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period..............   $ 10.30       $  11.70       $  14.80         $ 15.80      $    15.09       $   13.12
                                   ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .......          .04            .06            .26             .29             .17             .12
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ...................      (1.01)         (1.46)         (1.33)           2.20            1.05            2.20
                                   ----------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value from
  operations .....................       (.97)         (1.40)         (1.07)           1.34            2.37            3.46
                                   ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ..............         -0-            -0-          (.33)           (.29)           (.16)           (.16)
Distributions in excess of
  net investment income ..........         -0-            -0-            -0-             -0-           (.09)             -0-
Distributions from
  net realized gains .............         -0-            -0-         (1.70)          (2.05)          (1.41)          (1.33)
                                   ----------------------------------------------------------------------------------------
Total dividends and
  distributions ..................         -0-            -0-         (2.03)          (2.34)          (1.66)          (1.49)
                                   ----------------------------------------------------------------------------------------
Net asset value,
  end of period..................     $  9.33     $    10.30       $  11.70          $14.80       $   15.80       $   15.09
                                   ========================================================================================
Total Return
Total investment return based
  on net asset value(c) ..........      (9.42)%       (11.97)%        (7.94)%          9.19%          16.81%          27.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................    $51,474        $52,602        $53,031         $54,509         $47,917         $33,222
Ratio to average net assets of:
  Expenses .......................       1.75%(d)       1.58%          1.50%           1.46%(e)        1.56%(e)        1.60%(e)
  Net investment income ..........        .87%(d)        .59%          1.97%           1.93%           1.12%             81%
Portfolio turnover rate ..........         50%           116%           114%            155%             84%            137%



See footnote summary on page 49.


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 43


Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period

                                   ----------------------------------------------------------------------------------------
                                                                       Class B
                                   ----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  October 31,
                                         2002                              Year Ended April 30,
                                                     ----------------------------------------------------------------------
                                   (unaudited)       2002(a)          2001             2000            1999            1998
                                   ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ............    $ 10.34         $11.83         $14.94           $15.88         $15.12          $13.11
                                     --------------------------------------------------------------------------------------
Income From Investment
Operations
Net investment income
  (loss)(b) ......................        .01           (.02)           .17              .18            .06             .01
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
   transactions ...................     (1.02)         (1.47)         (1.35)            1.05           2.21            3.35
                                     --------------------------------------------------------------------------------------
Net increase (decrease) in
net asset value from
  operations .....................      (1.01)         (1.49)         (1.18)            1.23           2.27            3.36
                                     --------------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income ..............         -0-            -0-          (.23)            (.12)          (.07)           (.02)
Distributions in excess of
  net investment income ..........         -0-            -0-            -0-              -0-          (.03)             -0-
Distributions from
  net realized gains ............          -0-            -0-         (1.70)           (2.05)         (1.41)          (1.33)
                                      --------------------------------------------------------------------------------------
Total dividends and
  distributions ..................         -0-            -0-         (1.93)           (2.17)         (1.51)          (1.35)
                                      --------------------------------------------------------------------------------------
Net asset value,
  end of period....................   $  9.33       $  10.34      $   11.83        $   14.94       $  15.88       $   15.12
                                      =====================================================================================
Total Return
Total investment return based
  on net asset value(c) ..........      (9.77)%       (12.60)%        (8.65)%           8.39%         15.96%          27.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ................    $34,947        $49,484        $73,446        $  78,762       $ 77,554         $72,618
Ratio to average net assets of:
  Expenses .......................       2.49%(d)       2.32%          2.23%            2.18%(e)       2.29%(e)        2.31%(e)
  Net investment income
    (loss)........................        .16%(d)       (.18)%         1.24%            1.20%           .39%            .10%
Portfolio turnover rate ..........         50%           116%           114%             155%            84%            137%



See footnote summary on page 49.


--------------------------------------------------------------------------------
44 o Alliance Growth Investors Fund


Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period


                                   ----------------------------------------------------------------------------------------
                                                                       Class C
                                   ----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  October 31,
                                         2002                              Year Ended April 30,
                                                     ----------------------------------------------------------------------
                                   (unaudited)       2002(a)          2001             2000            1999            1998
                                   ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period..............   $ 10.35      $   11.85      $   14.95        $  15.88        $  15.13        $  13.12
                                     --------------------------------------------------------------------------------------
Income From Investment
Operations
Net investment income
  (loss)(b)........................       .01           (.02)           .17             .18             .06             .02
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................     (1.02)         (1.48)         (1.34)           1.06            2.20            3.34
                                     --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.......................     (1.01)         (1.50)         (1.17)           1.24            2.26            3.36
                                     --------------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income................        -0-            -0-          (.23)           (.12)           (.07)           (.02)
Distributions in excess of
  net investment income............        -0-            -0-            -0-             -0-           (.03)             -0-
Distributions from
  net realized gains...............        -0-            -0-         (1.70)          (2.05)          (1.41)          (1.33)
                                     --------------------------------------------------------------------------------------
Total dividends and
  distributions....................        -0-            -0-         (1.93)          (2.17)          (1.51)          (1.35)
                                     --------------------------------------------------------------------------------------
Net asset value,
  end of period....................   $  9.34       $  10.35       $  11.85        $  14.95        $  15.88       $   15.13
                                      =====================================================================================
Total Return
Total investment return based
  on net asset value(c)............     (9.76)%       (12.66)%        (8.57)%          8.45%          15.88%          27.02%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................    $7,306         $9,134        $12,550         $11,414          $9,618          $8,336
Ratio to average net assets of:
  Expenses.........................      2.46%(d)       2.30%          2.21%           2.17%(e)        2.28%(e)        2.30%(e)
  Net investment income
    (loss).........................       .17%(d)       (.15)%         1.24%           1.21%            .40%            .11%
Portfolio turnover rate............        50%           116%           114%            155%             84%            137%


See footnote summary on page 49.


--------------------------------------------------------------------------------
                                             Alliance Growth Investors Fund o 45


Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period


                                   ----------------------------------------------------------------------------------------
                                                                       Class A
                                   ----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  October 31,
                                         2002                              Year Ended April 30,
                                                     ----------------------------------------------------------------------
                                   (unaudited)       2002(a)          2001             2000            1999            1998
                                   ----------------------------------------------------------------------------------------
Net asset value,
beginning of period................  $  10.07       $  10.65       $  11.33         $ 11.88        $  11.97        $  11.31
                                     --------------------------------------------------------------------------------------
Income From Investment
Operations
Net investment income(b)(f) .......       .13            .25            .41             .44             .38             .39
Net realized and unrealized
gain (loss) on investment
and foreign currency
transactions.......................      (.06)          (.55)          (.20)            .07             .61            1.54
Net increase (decrease) in
net asset value from
operations.........................       .07           (.30)           .21             .51             .99            1.93
                                     --------------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
investment income..................      (.14)          (.28)          (.43)           (.40)           (.38)           (.43)
Distributions in excess of
net investment income..............        -0-            -0-            -0-             -0-           (.05)             -0-
Distributions from
net realized gains.................        -0-            -0-          (.46)           (.66)           (.65)           (.84)
                                     --------------------------------------------------------------------------------------
Total dividends and
distributions......................      (.14)          (.28)          (.89)          (1.06)          (1.08)          (1.27)
                                     --------------------------------------------------------------------------------------
Net asset value,
end of period......................  $  10.00       $  10.07       $  10.65        $  11.33        $  11.88        $  11.97
                                     ======================================================================================
Total Return
Total investment return based
on net asset value(c)..............       .71%         (2.80)%         1.76%           4.50%           8.59%          17.87%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)....................   $31,902        $31,857        $24,191         $21,648         $18,493         $11,715
Ratio to average net
assets of:
  Expenses, net of waivers/
  reimbursements...................      1.40%(d)       1.40%          1.40%           1.41%(e)        1.41%(e)        1.41%(e)
  Expenses, before waivers/
  reimbursements...................      1.68%(d)       1.70%          1.67%           1.67%           1.74%           1.91%
  Net investment income(f) ........      2.65%(d)       2.46%          3.72%           3.75%           3.17%           3.33%
Portfolio turnover rate............        25%            72%            65%             54%            105%            138%


See footnote summary on page 49.


--------------------------------------------------------------------------------
46 o Alliance Conservative Investors Fund


Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period


                                   ----------------------------------------------------------------------------------------
                                                                       Class B
                                   ----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  October 31,
                                         2002                              Year Ended April 30,
                                                     ----------------------------------------------------------------------
                                   (unaudited)       2002(a)          2001             2000            1999            1998
                                   ----------------------------------------------------------------------------------------
Net asset value,
beginning of period................  $  10.31       $  10.90       $  11.57        $   12.12       $  12.19       $   11.49
---------------------------------------------------------------------------------------------------------------------------
Income From Investment
Operations
Net investment income(b)(f) .......       .10            .18            .34              .36            .30             .32
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................      (.06)          (.57)          (.19)             .07            .63            1.55
                                   ---------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ......................       .04           (.39)           .15              .43            .93            1.87
                                   ----------------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income................      (.10)          (.20)          (.36)            (.32)          (.31)           (.33)
Distributions in excess of
  net investment income............        -0-            -0-            -0-              -0-          (.04)             -0-
Distributions from
  net realized gains...............        -0-            -0-          (.46)            (.66)          (.65)           (.84)
                                   ----------------------------------------------------------------------------------------
Total dividends and
  distributions....................      (.10)          (.20)          (.82)            (.98)         (1.00)          (1.17)
                                   ----------------------------------------------------------------------------------------
Net asset value,
  end of period....................  $  10.25       $  10.31       $  10.90         $  11.57       $  12.12        $  12.19
                                   ========================================================================================
Total Return
Total investment return based
  on net asset value(c)............       .42%         (3.54)%         1.12%            3.73%          7.82%          17.04%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)....................   $43,306        $41,984        $40,155         $ 34,952       $ 31,177        $ 28,432
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements...................      2.10%(d)       2.10%          2.10%            2.11%(e)       2.11%(e)        2.11%(e)
  Expenses, before waivers/
  reimbursements...................      2.41%(d)       2.38%          2.40%            2.40%          2.48%           2.61%
  Net investment income(f) ........      1.95%(d)       1.74%          3.02%            3.05%          2.48%           2.63%
Portfolio turnover rate............        25%            72%            65%              54%           105%            138%



See footnote summary on page 49.


--------------------------------------------------------------------------------
                                       Alliance Conservative Investors Fund o 47


Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Period


                                   ----------------------------------------------------------------------------------------
                                                                       Class C
                                   ----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended
                                  October 31,
                                         2002                              Year Ended April 30,
                                                     ----------------------------------------------------------------------
                                   (unaudited)       2002(a)          2001             2000            1999            1998
                                   ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period..............  $  10.32       $  10.91       $  11.58        $  12.13        $  12.19        $  11.49
                                   ----------------------------------------------------------------------------------------
Income From Investment
Operations
Net investment income(b)(f)......         .10            .19            .34             .36             .30             .32
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.....................      (.06)          (.58)          (.19)            .07             .64            1.55
                                   ----------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations.......................       .04           (.39)           .15             .43             .94            1.87
                                   ----------------------------------------------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
  investment income................      (.10)          (.20)          (.36)           (.32)           (.31)           (.33)
Distribution in excess of
  net investment income............        -0-            -0-            -0-             -0-           (.04)             -0-
Distributions from
  net realized gains...............        -0-            -0-          (.46)           (.66)           (.65)           (.84)
                                   ----------------------------------------------------------------------------------------
Total dividends and
  distributions....................      (.10)          (.20)          (.82)           (.98)          (1.00)          (1.17)
                                   ----------------------------------------------------------------------------------------
Net asset value,
  end of period....................  $  10.26       $  10.32       $  10.91        $  11.58        $  12.13        $  12.19
                                   ========================================================================================
Total Return
Total investment return based
  on net asset value(c)............       .42%         (3.54)%         1.12%           3.72%           7.91%          17.04%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..................   $ 7,517        $ 7,466        $ 8,021         $ 6,464         $ 5,688         $ 4,162
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements...................      2.10%(d)       2.10%          2.10%           2.11%(e)        2.11%(e)        2.11%(e)
  Expenses, before waivers/
  reimbursements...................      2.40%(d)       2.39%          2.39%           2.39%           2.47%           2.61%
  Net investment income(f) ........      1.95%(d)       1.74%          3.00%           3.05%           2.47%           2.63%
Portfolio turnover rate............        25%            72%            65%             54%            105%            138%



See footnote summary on page 49.


--------------------------------------------------------------------------------
48 o Alliance Conservative Investors Fund

(a) As required, effective May 1, 2001, the Growth Investors Fund and Conservative Investors Fund have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only. The effect of this change for the year ended April 30, 2002 for the Growth Investors Fund was to decrease net investment income per share by $.02 for Class A and Class C and $.01 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.01 for Class B, and decrease the ratio of net investment income to average net assets from .70% to .59% for Class A, from (.07)% to (.18)% for Class B and from (.04)% to (.15)% for Class C. The effect of this change for the year ended April 30, 2002 for the Conservative Investors Fund was to decrease net investment income per share by $.02 for Class A and Class C and $.03 for Class B, decrease net realized and unrealized loss on investments per share by $.02 for Class A and Class C and $.03 for Class B, and decrease the ratio of net investment income to average net assets from 2.67% to 2.46% for Class A and from 1.95% to 1.74% for Class B and Class C. Per share, ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent.For the periods shown below the net expense ratios were as follows:

             Alliance Growth Investors    Alliance Conservative Investors
               Year Ended April 30,            Year Ended April 30,
             -------------------------------------------------------------------
                2000   1999   1998               2000   1999    1998
             -------------------------------------------------------------------
      Class A   1.45%  1.54%  1.59%              1.40%  1.40%   1.40%
      Class B   2.17%  2.27%  2.29%              2.10%  2.10%   2.10%
      Class C   2.16%  2.27%  2.29%              2.10%  2.10%   2.10%

(f) Net of fees waived and expenses reimbursed by Adviser.


--------------------------------------------------------------------------------
                 Alliance Growth Investors and Conservative Investors Funds o 49

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond
Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

earnings
Revenues minus cost of sales, operating expenses and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity
Another term for stock.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio
The collection of securities that make up a fund's or an investor's investments.


sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation
The process of determining the value of an asset or company.


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50 o Alliance Growth Investors and Conservative Investors Funds


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Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 9/30/02.

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                 Alliance Growth Investors and Conservative Investors Funds o 51


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Alliance Capital At Your Service



At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The Alliance Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters. o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

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52 o Alliance Growth Investors and Conservative Investors Funds


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BOARD OF TRUSTEES


John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Brenton W. Harries(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Andrew M. Aran, Vice President
Stephen Pelensky, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-02624

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798



(1) Member of the Audit Committee.

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                 Alliance Growth Investors and Conservative Investors Funds o 53


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ALLIANCE CAPITAL FAMILY OF FUNDS



U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.



* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund changed its name to Alliance
    Emerging Market Debt Fund on March 1, 2002.

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NOTES





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                 Alliance Growth Investors and Conservative Investors Funds o 55


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NOTES





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56 o Alliance Growth Investors and Conservative Investors Funds


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Alliance Growth Investors and Conservative Investors Funds
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GICISR1002